CENTRE FUNDS

Centre American Select Equity Fund

Centre Global Infrastructure Fund

Supplement dated November 21, 2024

to the Prospectus and Statement of Additional Information

dated January 30, 2024.

At a meeting held on November 15, 2024, the Board of Trustees (the “Board”) of the Centre Funds approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Centre American Select Equity Fund and Centre Global Infrastructure Fund into newly created series (each an “Acquiring Fund” and together the “Acquiring Funds”) of the Horizon Funds (the “Reorganization”).

Subject to approval by the Centre Funds shareholders, each Reorganization will: (i) provide for the transfer of all of the assets of the applicable Centre Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund; (ii) the assumption of all of the liabilities of such Centre Fund by the corresponding Acquiring Fund, and (iii) the distribution of the Acquiring Fund’s shares to shareholders in complete liquidation of such Acquired Fund. The Reorganization of each Centre Fund is not expected to result in the recognition of a gain or loss by the Centre Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. If approved by shareholders, the Centre Funds’ sole portfolio manager, Mr. James A. Abate, is expected to join Horizon Investments, LLC and continue to serve as portfolio manager of each Fund. In addition, the principal investment strategies of each Acquiring Fund are the same as the principal investment strategies of each Centre Fund.

A joint meeting of shareholders of the Centre Funds expected to be held during the first quarter of 2025. In advance of the meeting, shareholders of record will receive a combined Proxy Statement/Prospectus which will contain additional information about the Reorganizations, including but not limited to: a comparison of each Acquired Fund and corresponding Centre Fund (including investment strategies, fees and expenses, which are expected to be substantially the same), the terms of the Reorganization Agreement, the Board’s consideration in approving the Reorganization Agreement, the tax-free treatment of the Reorganization, the joint shareholder meeting voting instructions and a proxy.

Please retain this supplement with your Prospectus and
Statement of Additional Information.